Rule 497(e)
                                                             File No. 333-01153
                            SCHWAB SELECT ANNUITY(R)

                         SUPPLEMENT DATED APRIL 25, 2005
                 To the Prospectus dated April 30, 2004 for the
                        Variable Annuity-1 Series Account
                 of Great-West Life & Annuity Insurance Company

Dear Schwab Select Annuity(R) Contract Owner:

Effective April 29, 2005 (the "Closing Date"), the Schwab Select Annuity(R) will no longer accept new Contributions or Transfers to the following Sub-Account(s) in your Contract::

o      Janus Aspen Series Worldwide Growth Portfolio - Institutional Shares;
o      Dreyfus Variable Investment Fund Developing Leaders Portfolio -
       Initial Shares;
o      AIM V.I. High Yield Fund - Series I Shares;
o Strong Multi Cap Value Fund II (effective April 8, 2005, this fund will become the Wells Fargo Advantage Multi Cap Value Fund);
o      Federated American Leaders Fund II - Primary Shares; and
o Federated Capital Income Fund II - Primary Shares (collectively, the "Closed Funds").

As a result, effective as of the Closing Date, the Closed Funds will be closed to new Contributions and incoming Transfers. Any Contract Owner utilizing the Automatic Bank Draft Plan or a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Sub-Account(s) of the Closed Funds should contact an annuity account representative immediately to make alternate arrangements. If you fail to make alternate arrangements by the Closing Date, any assets invested in, and any allocations made to, the Sub-Account(s) of the Closed Funds will be directed to the Schwab Money Market(TM) Portfolio Sub-Account.

Prior to the Closing Date, you may (i) Transfer assets invested in the Sub-Account(s) of the Closed Funds to any other Portfolio Sub-Account offered under your Contract, (ii) withdraw amount(s) from the Sub-Account(s) or (iii) maintain your investment(s) in the Sub-Account(s) of the Closed Funds.

You may elect to transfer your contract value in the Sub-Account(s) of the Closed Funds before the Closing Date by calling an annuity account representative at 1-800-838-0650, option 2, or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also use KeyTalk(R) at 1-800-838-0650, option 1, to elect a transfer from the Sub-Account(s) of the Closed Funds to another Portfolio Sub-Account, or the website at www.schwab.com/annuities.

All other Portfolios in your Schwab Select Annuity(R) remain available as Contribution options in your Contract. As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion, or substitution of Portfolios.

 This Supplement must be accompanied by or read in conjunction with the current
                       Prospectus, dated April 30, 2004.

                Please keep this supplement for future reference.



Securities, when offered, are offered through GWFS Equities, Inc., a wholly owned subsidiary of Great-West Life & Annuity Insurance Company. Investment options offered through a group fixed and variable deferred annuity issued by Great-West Life & Annuity Insurance Company. For more information about investment options, including fees and expenses, you may obtain applicable prospectuses and/or disclosure documents from your registered representative. Read them carefully before investing. Your Plan may offer one or more of the following annuity policy form numbers: (FCIRA/RO-4/94 & -10/97]. Not for use in New York.

Form#RPSA Cover Sticker 10/10/2003                                       1 of 1